                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                              SEPTEMBER 27, 2000

                 --------------------------------------------
                               FILM ROMAN, INC.
                 --------------------------------------------
              (Exact name of Registrant as specified in charter)

          DELAWARE                     000-29642            95-4585357
     (State or Other Jurisdiction    (Commission         (I.R.S. Employer
     of Incorporation)               File Number)      Identification No.)

                        12020 Chandler Blvd., Suite 200
                      NORTH HOLLYWOOD, CALIFORNIA  91607
              --------------------------------------------------
             (Address of Principal Executive Offices)  (ZIP Code)

                                (818) 761-2544
                 --------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

  On September 27, 2000, Jon Vein, Chief Operating Officer of Film Roman, Inc. (the "Company") announced his resignation from the Company. Mr. Vein was recently appointed as Chief Operating Officer for Artists Management Group and Artists Production Group of CKE Companies. A copy of the press release regarding Mr. Vein's appointment is attached hereto as Exhibit 1.
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FILM ROMAN, INC.


                                    By:  /s/ DIXON DERN
                                    -------------------
                                    Dixon Dern
                                    Secretary

Dated:  October 13, 2000


                                 EXHIBIT INDEX

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
Exhibit                                                                  Page No
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
  1 Press Release, dated September 27, 2000, which announced the appointment of Jon Vein as Chief Operating Officer of Artists Management Group and Artists Production Group of CKE Companies.
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